================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 ______________

                                    Form 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 ______________


       Date of report (Date of earliest event reported): October 11, 2001



                                  ACCENTURE LTD
               (Exact Name of Registrant as Specified in Charter)



            Bermuda                     001-16565               98-0341111
  (State or Other Jurisdiction         (Commission           (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)

                                   Cedar House
                                 41 Cedar Avenue
                             Hamilton HM12, Bermuda
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (441) 296-8262


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Explanatory Note:

The Registrant is filing this Current Report on Form 8-K/A to replace the inaccurate version of Exhibit 99.1 to the original filing of the Form 8-K with the accurate version of that Exhibit. The inaccurate version of the Exhibit was filed due to a technical error.

Item 5. Other Events
        ------------

          On October 11, 2001, Accenture Ltd issued a press release announcing results for the fourth quarter of fiscal 2001 and for the fiscal year ended August 31, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (c)  Exhibits

          99.1     Press Release, dated October 11, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ACCENTURE LTD

                                            By:    /s/ Douglas G. Scrivner
                                                   -----------------------------
                                            Name:  Douglas G. Scrivner
                                            Title: General Counsel and
                                                   Secretary

Date:  October 11, 2001

                                INDEX TO EXHIBITS


Exhibit Number           Exhibit
--------------           -------

99.1                     Press Release, dated October 11, 2001